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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

     Date of Report  (Date of earliest event reported)      October 4, 2001


                           EDGE PETROLEUM CORPORATION
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             (Exact name of registrant as specified in its charter)


            DELAWARE                   000-22149             76-0511037
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  (State or other jurisdiction        (Commission          (IRS Employer
         of incorporation)              File No.)        Identification No.)


                    1111 Bagby, Suite 2100, Houston, TX 77002
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (713) 654-8960



                                 NOT APPLICABLE
                            -------------------------
         (Former name or former address, if changed since last report.)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On October 4, 2001, Edge Petroleum Corporation dismissed its independent accountant, Deloitte & Touche LLP ("Deloitte & Touche"), effective immediately. This decision was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors. On October 4, 2001, the Company engaged Arthur Andersen, LLP ("AA") as its new independent accountant and auditor. This decision was recommended by the Audit Committee and approved by the Board of Directors.

      Deloitte & Touche had served as the Company's independent accountants for more than four years. None of the reports of Deloitte & Touche on the financial statements during its engagement contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Company's last two fiscal years and subsequent interim periods to the date hereof, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

      None of the "reportable events" described in item 304 (a) (l) (v) of Regulation S-K under the Securities Act of 1933 occurred with respect to the Company within the last two fiscal years and subsequent interim periods to the date hereof.

      During the last two fiscal years and the subsequent interim periods to the date hereof, the Company did not consult AA regarding any of the matters or events set forth in Item 304 (a) (2) (i) or (ii) of Regulation S-K.

      The Company has requested Deloitte & Touche to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company in this Form 8-K. A copy of such letter, dated October 4, 2001, is filed as an Exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

          (c)   Exhibits.

             The following exhibits are filed herewith:

             Exhibit No.       Description
             -----------       ---------------
                16.1           Letter of Deloitte & Touche LLP, dated
                               October 4, 2001, to the U.S. Securities and
                               Exchange Commission.


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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    Edge Petroleum Corporation

                                    (Registrant)

Date: October 10, 2001              By: /s/ Michael G. Long
                                        ---------------------
                                    Name:  Michael G. Long
                                    Title: Senior Vice President and
                                           Chief Financial Officer